Independent Accountant’s Report
on Applying Agreed-Upon Procedures

January 13, 2016

CIG Financial, LLC
6 Executive Circle, Suite 100
Irvine, CA 92614

Deutsche Bank Securities, Inc.
60 Wall Street, 19th Floor
New York, NY 10005

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by CIG Financial, LLC and Subsidiaries referred to herein as the "Company" or "Responsible Party" and Deutsche Bank Securities, Inc., together with the Company, the "Specified Parties" related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the issuance of automobile receivable-backed notes issued by CIG Auto Receivables Trust 2016-1 in accordance with the Confidential Offering Memorandum (collectively, the Offering Memorandum) to be circulated in January 2016 (the "Proposed Transaction").

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the purpose of this report:

●
The computer-generated Loan Data Files provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the "Loan Data Files";

●	The fields in the Loan Data Files shall be herein referred to as "Specified Attributes";

●	The term "Automobile Loan Contract" means automobile installment sales contracts secured by new and used automobiles;

●	The term "Customer Service Screen" refers to a screen image that the Company's management represented as information from its Contract accounting system, which includes the loan history and the attributes related to the Contracts."

CIG Financial, LLC
Deutsche Bank Securities, Inc.
January 13, 2016

Agreed-Upon Procedures

We obtained from the Company Loan Data File with a cutoff date of October 31, 2015 (Loan Data File October) that contains data relating to certain loan contracts that are related to the purchase of automobile receivable-backed notes.

1.
We haphazardly selected a sample of 200 eligible contracts from the Loan Data File October. For these selected contracts, we compared certain Specified Attributes included in the Loan Data File October to the information on the Automobile Loan Contract for the following items:

●	Account number

●	Original amount financed

●	Annual percentage rate

●	Number of principal and interest payments (i.e., term)

●	Scheduled amount of each principal and interest payment

●	Origination date (date of contract)

●	Origination dealer state

●	Vehicle year

●	Vehicle make

●	Vehicle mileage

●	Vehicle Identification Number (VIN)

2.	For the selected contracts in Step 1, we compared the customer Legal Name on the contract to the following documents provided by the Company:

●	Credit application

●	Certificate of title or title application

3.
For the selected contracts in Step 1, we agreed that the Lien Holder on the Title Document or title application provided by the Company is CIG Financial, LLC and also observed the presence of or noted an executed agreement to provide insurance or copy of insurance card.

4.	For the selected contracts in Step 1, we agreed the program class, a Specified Attribute, from the Loan Data File October to the Customer Service Screen.

CIG Financial, LLC
Deutsche Bank Securities, Inc.
January 13, 2016

5.	We obtained from the Company the Loan Data File with a cutoff date of December 31, 2015 (Loan Data File December) that contains data relating to certain loan contracts that are related to the purchase of automobile receivable-backed notes. For the selected contracts in Step 1, we identified which contracts were not included in the Loan Data File December:

Contract Number

1003483
1058103
1510510
1621417
1665502
1681542
1821799
1827781
1831135
1867058
1903572
1916850
1938883
1950101
1971169

At the instruction of the Company, for purposes of our procedures, the term Title Document means, with respect to any automobile, an original certificate of title, lien or other notification (electronic or otherwise) used by the Registrar of Titles in the State of California, or its equivalent of the applicable state, to a secured party that indicates the lien of the secured party on the vehicle is recorded on the original certificate of title. Electronic Title Documents are certificates generated using DealerTrack, the Company’s third-party software program that allows Internet access to the Department of Motor Vehicles records from the Company. Certain states do not provide a Title Document of the lienholder. For those states we sighted the title application that was submitted to the appropriate state or sighted the results of the online Title record request from the Bureau of Motor Vehicles of the applicable state.

The term Legal Name refers to the borrower’s legal first and last name. We did not review the borrower’s middle name. The term Lien Holder refers to the Company’s full legal name or abbreviated name such as CIG Financial, LLC, CIG Financial, CIG, CIG Fncl or Capital Incentive Group.

The contracts and contract files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company and are collectively referred to hereinafter as the "Receivable Documents." We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding sample of 200.

CIG Financial, LLC
Deutsche Bank Securities, Inc.
January 13, 2016

Agreed-Upon Findings

The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

Agreed-Upon Procedures Notes

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

●	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us;

●	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

●	The value of collateral securing such assets; and

●	The compliance of the originator of the assets with federal, state and local laws and regulations.

The engagement, procedures or report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data Files or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission. We did not perform any procedures to determine whether the Company or the Specified Parties of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the U.S. Securities and Exchange Commission.

We have only performed the following agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of disclosures in the Proposed Offering or whether any material facts have been omitted from the Loan Data Files.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data comprising the Automobile Loan Contracts underlying the Loan Data Files or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence of ownership of the Automobile Loan Contracts, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. The procedures performed were applied based on methodologies, assumptions and information provided to us by the Specified Parties, without verification or evaluation of such methodologies, assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information set forth in the Loan Data Files is the responsibility of the Company.

CIG Financial, LLC
Deutsche Bank Securities, Inc.
January 13, 2016

We were not engaged to and did not conduct an (i) audit in accordance with generally accepted auditing standards or an (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

The engagement, procedures or report were not intended to address, nor did they address (i) the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing such assets, or (iii) the compliance of the originator of the assets with federal, state and local laws or regulations.

This report is intended solely for the information and use of the Company and Deutsche Bank Securities, Inc., and is not intended to be, and should not be, used by anyone other than these Specified Parties.

Appendix A to Independent Accountant’s Report
on Applying Agreed-Upon Procedures
Issued by RSM US LLP dated January 13, 2016

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	The name of the borrower on 21 credit applications, or 10.5% of 200 accounts selected, did not agree to the name on the Automobile Loan Contract
2	The name of the borrower on 10 Title Documents, or 5% of 200 accounts selected, did not agree to the name on the Automobile Loan Contract
3	There were 2, or 1% of the 200 accounts with no presence of an executed agreement to provide insurance or copy of insurance card.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountant’s Report
on Applying Agreed-Upon Procedures
Issued by RSM US LLP dated January 13, 2016

Supplemental Information Related to the Findings
Set Forth on Appendix A

Exception Description Number	Sample Contract Number	Characteristic

1	1992054	Name on credit application
1	1903572	Name on credit application
1	1950898	Name on credit application
1	1949580	Name on credit application
1	1827928	Name on credit application
1	1904858	Name on credit application
1	1882193	Name on credit application
1	1989169	Name on credit application
1	1947653	Name on credit application
1	1819692	Name on credit application
1	1868391	Name on credit application
1	1960671	Name on credit application
1	1507195	Name on credit application
1	1965112	Name on credit application
1	1848967	Name on credit application
1	1664607	Name on credit application
1	1630399	Name on credit application
1	1671410	Name on credit application
1	1942007	Name on credit application
1	1524625	Name on credit application
1	1888789	Name on credit application

Appendix B to Independent Accountant’s Report
on Applying Agreed-Upon Procedures
Issued by RSM US LLP dated January 13, 2016

Supplemental Information Related to the Findings
Set Forth on Appendix A (Continued)

Exception Description Number	Sample Contract Number	Characteristic

2	1600415	Name on Title Document
2	1827928	Name on Title Document
2	1882193	Name on Title Document
2	1616126	Name on Title Document
2	1870273	Name on Title Document
2	1868391	Name on Title Document
2	1664607	Name on Title Document
2	1630399	Name on Title Document
2	1942007	Name on Title Document
2	1954920	Name on Title Document

Exception Description Number	Sample Contract Number	Characteristic

3	1594641	Agreement to provide insurance or copy of insurance card
3	1853795	Agreement to provide insurance or copy of insurance card